Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

COMPARATIVE BALANCE SHEET

ASSETS

	2/29/08	3/31/08	4/30/08	5/31/08	6/30/08	7/31/08
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	1,840	3,137	443	327	(15,377)	910
Investment securities, at market	1,187,641	1,102,929	1,086,559	1,033,077	1,015,497	935,901
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	1,249,481	1,166,066	1,147,002	1,093,404	1,060,120	996,811

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	14,096,550	14,096,550	0	0	0	1,385,704
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	35,596,550	35,596,550	21,500,000	21,500,000	21,500,000	22,885,704

TOTAL ASSETS	36,846,031	36,762,616	22,647,002	22,593,404	22,560,120	23,882,515

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted	August 7, 2008	Signed	/s/ Gary N Thompson	Printed Name of Signatory	Gary N Thompson

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059

Form OPR-1B

COMPARATIVE BALANCE SHEET

LIABILITIES AND STOCKHOLDERS EQUITY

	2/29/08	3/31/08	4/30/08	5/31/08	6/30/08	7/31/08
LIABILITIES:
Post-Petition debt (Sched. C)	28,066	6,988	31,738	26,870	19,294	32,527

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,184,380	138,163,302	138,188,052	138,183,184	138,175,608	138,188,841

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	3,702,448	3,640,110	(10,500,253)	(10,548,984)	(10,574,692)	(9,265,530)

TOTAL SHAREHOLDERS EQUITY	(101,338,348)	(101,400,686)	(115,541,049)	(115,589,780)	(115,615,488)	(114,306,326)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	36,846,032	36,762,616	22,647,003	22,593,404	22,560,120	23,882,515

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	Form OPR-2
STATEMENT OF INCOME

	2/29/08	3/31/08	4/30/08	5/31/08	6/30/08	7/31/08
REVENUE:
Net investment income	2,681	2,539	1,881	1,723	1,693	1,628
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(7,582)	(7,583)	(7,582)	(7,368)	(7,297)	(7,297)
Board fees and expenses	0	0	0	0	0	0
Financial advisor fees and expenses	0	0	(481)	0	0	0
Legal fees and expenses	(3,995)	(5,155)	(19,661)	(40,640)	(19,379)	(66,268)
Accounting fees and expenses	0	0	0	0	0	(1,440)
Actuarial services	0	0	(12,260)	0	0	0
Insurance	0	(50,000)	0	0	0	0
Franchise taxes	0	0	0	0	0	0
Filing fees and expenses	(2,016)	(2,084)	(5,527)	(1,918)	(660)	(3,219)
Miscellaneous	(5)	(54)	(183)	(527)	(65)	54

NET OPERATING INCOME / LOSS	(10,917)	(62,337)	(43,813)	(48,730)	(25,708)	(76,542)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC (Note)	0	0	(14,096,550)	0	0	1,385,704
Equity in unrealized losses of securities of AIC	0	0	0	0	0	0

TOTAL OTHER INCOME (EXPENSE)	0	0	(14,096,550)	0	0	1,385,704

NET INCOME (LOSS)	(10,917)	(62,337)	(14,140,363)	(48,730)	(25,708)	1,309,162

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	Form OPR-3
SOURCES AND USE OF CASH

	2/29/08	3/31/08	4/30/08	5/31/08	6/30/08	7/31/08
CASH DIFFERENCE:
Current ending cash balance	1,840	3,137	443	327	(15,377)	910
Less ending prior month balance	22,338	(1,840)	(3,137)	(443)	(327)	15,377

NET CASH INCREASE (DECREASE)	24,178	1,297	(2,694)	(116)	(15,704)	16,287

SOURCES OF CASH:
Net income (loss)	(10,917)	(62,337)	(14,140,363)	(48,730)	(25,708)	1,309,162
Equity in earnings and unrealized losses of AIC	0	0	14,096,550	0	0	(1,385,704)

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	32,678	84,712	16,369	53,482	17,580	79,596
Increase in:
Post- petition debt	2,417	0	24,750	0	0	13,233
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	24,178	22,375	(2,694)	4,752	(8,128)	16,287

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post- petition debt	0	(21,078)	0	(4,868)	(7,576)	0
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	0	(21,078)	0	(4,868)	(7,576)	0

NET CASH INCREASE (DECREASE)	24,178	1,297	(2,694)	(116)	(15,704)	16,287

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	SCHEDULE C
SCHEDULE OF POST PETITION DEBT

	2/29/08	3/31/08	4/30/08	5/31/08	6/30/08	7/31/08
TRADE ACCOUNTS PAYABLE	28,066	6,988	31,738	26,870	19,294	32,527
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	28,066	6,988	31,738	26,870	19,294	32,527